Exhibit 10.1

TRIMAS CORPORATION

LONG TERM EQUITY INCENTIVE PLAN

NON-QUALIFIED STOCK OPTION AGREEMENT

TriMas Corporation (the “Corporation”), pursuant to its Long Term Equity Incentive Plan (the “Plan”), hereby grants to Optionee listed below (“Optionee”), a Non-Qualified stock option to purchase the number of shares of the Corporation’s Common Stock set forth below, subject to the terms and conditions of the Plan and this Stock Option Agreement.

Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option Agreement.  The term “Service Provider” as used herein shall mean an individual actively providing services to the Corporation or a Subsidiary.

I.                                         NOTICE OF NON-QUALIFIED STOCK OPTION GRANT

Optionee:
Date of Stock Option Agreement:
Date of Grant:
Vesting Commencement Date:
Exercise Price per Share:
Total Number of Shares Granted:
Term/Expiration Date:

Type of Option:	Non-Qualified Stock Option

Vesting Schedule:

The Shares subject to this Option shall vest and become exercisable with respect to 33-1/3% of the shares of Corporation Common Stock subject thereto on each of the first three anniversaries of the Date of Grant, subject to Optionee’s continued status as a Service Provider through each such date.

Termination Period:

Except in the event of a termination of Optionee’s service by the Corporation for Cause, this Option may be exercised, to the extent vested, for ninety (90) days after Optionee ceases to be a Service Provider, or such longer period as may be applicable upon the death or disability of Optionee as provided herein, but in no event later than the Term/Expiration Date as provided above. In the event that Optionee’s service with the Corporation is terminated by the Corporation for Cause, the Option shall terminate without consideration with respect to all shares (whether vested or unvested) as of the start of business on the date of such termination.

II.                                     AGREEMENT

A.                                    Grant of Option.  The Corporation hereby grants to Optionee an Option to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”).  Notwithstanding anything to the contrary anywhere else in this Stock Option Agreement, the Option is subject to the terms, definitions and provisions of the Plan, which is incorporated herein by reference.  This Option is not intended to constitute an incentive stock option under Section 422 of the Code.

B.                                    Exercise of Option.  This Option is exercisable as follows:

(1)                                  Right to Exercise.

(a)                                  This Option shall be exercisable cumulatively according to the vesting schedule set forth in the Notice of Grant.  For purposes of this Stock Option Agreement, Shares subject to this Option shall vest based on Optionee’s continued status as a Service Provider.

(b)                                 This Option may not be exercised for a fraction of a Share.

(c)                                  In the event of Optionee’s death, disability or other termination of Optionee’s status as a Service Provider, the exercisability of the Option shall be governed as set forth in E through H below.

(d)                                 In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Grant.

(2)                                  Method of Exercise.  This Option shall be exercisable by written notice (substantially in the form attached hereto as Exhibit A).  The notice must state the number of Shares for which the Option is being exercised and contain such other representations and agreements with respect to such Shares as may be required by the Corporation pursuant to the provisions of the Plan.  The notice must be signed by Optionee and shall be delivered in person or by certified mail to the General Counsel of the Corporation.  The notice must be accompanied by payment of the Exercise Price plus payment of any applicable income and employment withholding taxes.  This Option shall be deemed to be exercised upon receipt by the Corporation of such written notice accompanied by the Exercise Price and payment of any applicable withholding taxes.

No Shares shall be issued pursuant to the exercise of the Option unless such issuance and exercise comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed.  Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

C.                                    Method of Payment.  Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of Optionee:

(1)                                  cash;

(2)                                  check;

(3)                                  with the consent of the Administrator, surrender of outstanding Shares with a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Shares to which the Option is being exercised;

(4)                                  with the consent of the Administrator, delivery to the Corporation of a properly executed exercise notice, together with irrevocable instructions to the Optionee’s broker to deliver to the Corporation sufficient cash to pay the Exercise Price and applicable withholding, in accordance with a written agreement between the Corporation and the broker;

(5)                                  with the consent of the Administrator, property of any kind that constitutes good and valuable consideration; or

(6)                                  with the consent of the Administrator, any combination of the foregoing methods of payment.

D.                                    Restrictions on Exercise.  If the issuance of Shares upon exercise or if the method of payment for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, the Option may not be exercised.  The Corporation may require Optionee to make any representation and warranty to the Corporation as may be required by any applicable law or regulation before allowing the Option to be exercised.

E.                                      Termination of Relationship.  If Optionee ceases to be a Service Provider (other than by reason of a termination by the Corporation for Cause or Optionee’s death or the total and permanent disability of Optionee as defined in Code Section 22(e)(3)), to the extent vested as of the date on which Optionee ceases to be a Service Provider (taking into consideration any vesting that may occur in connection with such termination), the Option shall remain exercisable for ninety (90) days following such date of termination (but in no event later than the expiration date of the term of the Option as set forth in the Notice of Grant).  To the extent that the Option is not vested as of the date on which Optionee ceases to be a Service Provider, or if Optionee does not exercise the Option within the time specified herein, the Option shall terminate.

F.                                      Termination for Cause.  If Optionee ceases to be a Service Provider by reason of a termination by the Corporation for Cause, the Option shall terminate as of the start of business on the date of Optionee’s termination, regardless of whether the Option is then vested and/or exercisable with respect to any Shares.

G.                                    Disability of Optionee.  If Optionee ceases to be a Service Provider as a result of total and permanent disability as defined in Code Section 22(e)(3), the Option, to the extent vested as of the date on which Optionee ceases to be a Service Provider, shall remain exercisable for twelve (12) months from such date (but in no event later than the expiration date of the term of the Option as set forth in the Notice of Grant).  To the extent that the Option is not vested as of the date on which Optionee ceases to be a Service Provider, or if Optionee does not exercise such Option within the time specified herein, the Option shall terminate.

H.                                    Death of Optionee.  If Optionee ceases to be a Service Provider as a result of Optionee’s death, the Option, to the extent vested as of the date of death, shall remain exercisable for twelve (12) months following the date of death (but in no event later than the expiration date of the term of the Option as set forth in the Notice of Grant) by Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance.  To the extent that the Option is not vested as of the date of death, or if the Option is not exercised within the time specified herein, the Option shall terminate.

I.                                         Non-Transferability of Option.  Without advance approval from the Administrator, this Option (a) may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by laws of descent or distribution, and (b) may be exercised during the lifetime of Optionee only by Optionee.  The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

J.                                      Term of Option.  This Option may be exercised only within the term set forth in the Notice of Grant.

K.                                    Restrictions on Shares.  Optionee hereby agrees that any and all Shares purchased upon each exercise of the Option shall be subject to the terms and conditions set forth in the Exercise Notice attached hereto as Exhibit A, and Optionee further agrees to be bound by the terms of such Exercise Notice with respect to all such Shares.

L.                                     Code Section 409A.  Without limiting the generality of any other provision of this Agreement, Section 11.9 of the Plan pertaining to Code Section 409A is hereby explicitly incorporated into this Agreement.

M.                                  No Right to Employment.  Nothing in the Plan or in this Stock Option Agreement shall confer upon Optionee any right to continue as an Employee, Director or Consultant of the Corporation or any Parent or Subsidiary, or shall interfere with or restrict in any way the rights of the Corporation or any Parent or Subsidiary, which are hereby expressly reserved, to discharge Optionee at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written employment agreement between Optionee and the Corporation or any Parent or Subsidiary.

N.                                    Dispute Resolution.  Optionee and the Corporation agree that any disagreement, dispute, controversy, or claim arising out of or relating to this Agreement, its interpretation, validity, or the alleged breach thereof, shall be settled exclusively and, consistent with the procedures specified in this Section, irrespective of its magnitude, the amount in controversy, or the nature of the relief sought.

(1)                                  Negotiation.  In the event of any dispute, controversy, claim, question or disagreement arising from or relating to this Agreement or the breach thereof, Optionee and the Corporation shall use their best efforts to settle the dispute, claim, question or disagreement.  To this effect, they shall consult and negotiate with each other in good faith and, recognizing their mutual interests, attempt to reach a just and equitable solution satisfactory to both parties.

(2)                                  Arbitration.  If Optionee and the Corporation do not reach such solution within a period of thirty (30) days, then, upon written notice by Optionee to the Corporation or the Corporation to Optionee, all disputes, claims, questions, controversies, or differences shall be submitted to arbitration administered by the American Arbitration Association (the “AAA”) in accordance with the provisions of its Employment Arbitration Rules (the “Arbitration Rules”).

(3)                                  Arbitrator.  The arbitration shall be conducted by one arbitrator skilled in the arbitration of executive employment matters.  The parties to the arbitration shall jointly appoint the arbitrator within thirty (30) days after initiation of the arbitration.  If the parties fail to appoint an arbitrator as provided above, an arbitrator with substantial experience in executive employment matters shall be appointed by the AAA as provided in the Arbitration Rules.  The Corporation shall pay all of the fees, if any, and expenses of the arbitrator and the arbitration, unless otherwise determined by the arbitrator.  Each party to the arbitration shall be responsible for his/its respective attorneys fees or other costs of representation.

(4)                                  Location.  The arbitration shall be conducted in Oakland County, Michigan.

(5)                                  Procedure.  At any oral hearing of evidence in connection with the arbitration, each party or its legal counsel shall have the right to examine its witnesses and cross-examine the witnesses of any opposing party.  No evidence of any witness may be presented in any form unless the opposing party or parties has the opportunity to cross-examine the witness, except under extraordinary circumstances in which the arbitrator determines that the interests of justice require a different procedure.

(6)                                  Decision.  Any decision or award of the arbitrator shall be final and binding upon the parties to the arbitration proceeding.  The parties agree that the arbitration award may be enforced against the parties to the arbitration proceeding or their assets wherever they may be found and that a judgment upon the arbitration award may be entered in any court having jurisdiction.

(7)                                  Power.  Nothing contained herein shall be deemed to give the arbitrator any authority, power, or right to alter, change, amend, modify, add to, or subtract from any of the provisions of this Agreement.

The provisions of this Section shall survive the termination or expiration of this Agreement, shall be binding upon the Corporation’s and Optionee’s respective successors, heirs, personal representatives, designated beneficiaries and any other person asserting a claim described above, and may not be modified without the consent of the Corporation.  To the extent arbitration is required, no person asserting a claim has the right to resort to any federal, state or local court or administrative agency concerning the claim unless expressly provided by federal statute, and the decision of the arbitrator shall be a complete defense to any action or proceeding instituted in any tribunal or agency with respect to any dispute, unless precluded by federal statute.

(Signature Page Follows)

This Stock Option Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one document.

TRIMAS CORPORATION

By:
Name:	Name
Title:	Title

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE CORPORATION (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER).  OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS STOCK OPTION AGREEMENT, NOR IN THE CORPORATION’S LONG TERM EQUITY INCENTIVE PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION AS A SERVICE PROVIDER OF THE CORPORATION OR ANY PARENT OR SUBSIDIARY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE CORPORATION’S RIGHT TO TERMINATE OPTIONEE’S SERVICE PROVIDER RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE AND WITH OR WITHOUT PRIOR NOTICE.

Optionee acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof.  Optionee hereby accepts this Option subject to all of the terms and provisions hereof.  Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option.  Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option.  Optionee further agrees to notify the Corporation upon any change in the residence address indicated below.

Dated:	By:
Name:

EXHIBIT A

TRIMAS CORPORATION

LONG TERM EQUITY NON-QUALIFIED PLAN

NON-QUALIFIED STOCK OPTION EXERCISE NOTICE

TriMas Corporation

Attention: General Counsel

1.                                      Exercise of Option.  Effective as of today,                       ,                               , the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase                    shares of the Common Stock (the “Shares”) of TriMas Corporation (the “Corporation”) under and pursuant to the TriMas Corporation Long Term Equity Incentive Plan (the “Plan”) and the Stock Option Agreement dated               , 20       (the “Option Agreement”).  Capitalized terms used herein without definition shall have the meanings given in the Option Agreement.

Date of Grant:
Number of Shares as to which Option is Exercised:
Exercise Price per Share:		$
Total Exercise Price:		$
Certificate to be issued in name of:
Cash Payment delivered herewith:	☐	$

Type of Option:             Non-Qualified Stock Option

2.                                      Representations of Optionee.  Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement.  Optionee agrees to abide by and be bound by their terms and conditions.

3.                                      Rights as Stockholder.  Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation), no right to vote or receive any rights as a stockholder shall exist with respect to Shares subject to the Option, notwithstanding the exercise of the Option.  The Corporation shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised.  Optionee shall enjoy rights as a stockholder until such time as Optionee disposes of the Shares.

4.                                      Tax Consultation.  Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares.  Optionee

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represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Corporation for any tax advice.

5.                                      Successors and Assigns.  The Corporation may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Corporation.  Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

6.                                      Interpretation.  Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Corporation forthwith to the Administrator, which shall review such dispute at its next regular meeting.  The resolution of such a dispute by the Administrator shall be final and binding on the Corporation and on Optionee.

7.                                      Governing Law; Severability.  This Agreement shall be governed by and construed in accordance with the laws of the State of Michigan, notwithstanding conflict of  law provisions.  Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

8.                                      Notices.  Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

9.                                      Further Instruments.  The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

10.                               Delivery of Payment.  Optionee herewith delivers to the Corporation the full Exercise Price for the Shares, as well as any applicable withholding taxes.

11.                               Entire Agreement.  The Plan and Option Agreement are incorporated herein by reference.  This Agreement, the Plan, the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Corporation and Optionee with respect to the subject matter hereof.

Accepted by:	Submitted by:

TRIMAS CORPORATION	OPTIONEE

By:	By:
Name:	Name:
Title:
Address:

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